Exhibit 99.1

CREDIT AGREEMENT

between

TRANS-LUX CORPORATION, as Borrower

and

BFI CAPITAL FUND II, LLC, as Lender

Dated as of April 23, 2015

CREDIT AGREEMENT, dated as of April 23, 2015, between TRANS-LUX CORPORATION, having an address at 445 Park Avenue, Suite 2001, New York, New York 10022 (the "Borrower"), and BFI CAPITAL FUND II, LLC, a Delaware limited liability company, its successors and/or assigns, with an address c/o Bridge Funding Inc., 545 Fifth Avenue, Suite 403, New York, New York 10017 (the "Lender").

WITNESSETH:

WHEREAS, the Borrower has requested that the Lender extend credit to the Borrower in the form of a term loan in the amount of up to $1,500,000.00, the proceeds of which will be used by Borrower for general working capital, including to post deposits with vendors, purchase inventory and for closing fees; and

WHEREAS, the Lender has agreed to make such loan on the terms and conditions set forth herein:

ACCORDINGLY, the parties hereto hereby agree as follows:

ARTICLE 1 - DEFINITIONS

1.1.

Defined Terms.

As used in this Agreement, the following terms shall have the following meanings:

"Affiliate":  as to any Person, (a) any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person, including, without limitation, any joint venture of such Person, or (b) any Person who is a trustee, director, officer, shareholder or partner (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in the preceding clause (a).  For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

"Agreement": this Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

"Applicable Rate": as defined in Section 3.l (c).

"Beneficial Interests":  any and all shares, interests, participations or other equivalent ownership interests in a trust or other Person and any and all warrants, options or designations to acquire any of the foregoing.

"Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York are authorized or required by law to close.

"Closing Date": the date on which all the conditions set forth in ARTICLE VI shall first have been satisfied.

"Code": the Internal Revenue Code of 1986, as amended from time to time.

"Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

"Contractual Obligation":  as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound including without limitation any Indebtedness.

"Default":  any of the events specified in ARTICLE IX hereof, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

"Dollars" and "$":  dollars in lawful currency of the United States of America.

"Environmental Laws":  any and all foreign, federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

"ERISA": means the Employee Retirement Income Security Act of 1974, as amended from time to time.

"Event of Default": means any of the events specified in ARTICLE IX, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

“Federal Reserve Lender”:  means a Federal Reserve Bank providing credit to the Lender.

"Financing Lease":  means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

"GAAP":  means generally accepted accounting principles in the United States of America in effect from time to time.

"Governmental Authority":  means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Indebtedness":  of any Person at any date means (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business) or which is evidenced by a note,  bond, debenture or similar instrument, (b) all obligations of such Person under Financing Leases, (c) all obligations of such Person in respect of letters of credit or acceptances issued or created for or for the account of such Person, (d) all obligations of such Person under currency exchange contracts or interest rate swap agreements, and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

"Insolvency":  with respect to any Multiemployer Plan, means the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

"Insolvent":  pertaining to a condition of insolvency.

"Late Charge":  as defined in Section 3.2(b).

"Lien":  any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any Financing Lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction  in respect of any of the foregoing).

“Loan”:  the term loan which the Lender has committed to make pursuant to Section 2.1 hereof.

"Loan Documents": the documents in subsection 6.l (a) whose delivery is a condition to the effectiveness of this Agreement and all other documents executed and delivered in connection herewith or therewith, including any amendments, supplements or other modifications to any of the foregoing.

"Material Adverse Effect":  with respect to any Person means a material adverse effect on (a) the business, operations, property or financial condition of such Person, (b) the ability of such Person to perform its obligations under the Loan Documents to which it is a party, or (c) the validity or enforceability of the Loan Documents or the rights or remedies of the Lender hereunder or thereunder with respect to such Person.

"Materials of Environmental  Concern":  means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated  biphenyls and urea-formaldehyde  insulation.

"Maturity Date": as specified in subsection 2.l (d).

"Multiemployer Plan": means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

"Non-Excluded Taxes":  as defined in subsection 4.3.

"Note":  as defined in Section 4.1.

"OFAC": the United States Department of the Treasury's Office of Foreign Assets Control or any successor thereto.

"Participant":  as defined in subsection 10.7(b).

"Patriot Act":  the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

"PBGC":  the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

"Person":  an individual, partnership, corporation, business trust, joint  stock company, limited liability company, trust, unincorporated  association, joint venture, Governmental Authority or other entity of whatever nature.

"Plan":  at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

"Purchasing Lender":  as defined in subsection 10.7(c).

"Regulation U": Regulation U of the Board of Governors of the Federal Reserve System as now and form time to time hereafter in effect.

"Reorganization":  with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

"Reportable Event":  any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Reg. §2615.

"Requirement of Law":  as to any Person, the Certificate of Incorporation and By Laws, Certificate of Formation and Operating Agreement, trust agreement or indenture, or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its material property is subject.

"Sanctioned Country": a country subject to the sanctions program identified on the list maintained by OFAC and available at www.treas.gov/offices/eotffc/ofac/sanctions/index.html  or as otherwise published from time to time.

"Sanctioned Person":  (i) a Person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC at www.treas.gov/offices/eotffc/ofac/sdn/index.html   or as otherwise published from time to time, or (ii) (A) an agency of the government of a  Sanctioned Country, (B) an organization controlled by a Sanctioned Country, or (C) a Person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

"Single Employer Plan":  any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

"Subsidiary":  as to any Person, a corporation, partnership or other entity of which more than fifty (50.00%) percent of the shares of stock, or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity, are at the time owned, directly or indirectly, through one or more intermediaries, or both, by such Person.

"Taxes":  any amounts paid by a Person to any Governmental Authority or accrued and which would be classified as taxes in accordance with GAAP (including, without limitation, deferred Taxes).

"Transferee":  as defined in subsection 10.7(d).

"UCC":  the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2.

Other Definitional Provisions.

(a)     Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Note or any certificate or other document made or delivered pursuant hereto.

As used herein and in the Note, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1 , to the extent not defined, shall have the respective meanings given to them under GAAP.

(b)     The words "hereof ', "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(c)     The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

ARTICLE II- THE LOAN

2.1

The Loan.

(a)     Subject to the terms and conditions hereof, the Lender hereby agrees on the Closing Date to make a term loan to the Borrower in an amount of up to $1,500,000.00.

(b)     Interest will accrue and be paid in accordance with ARTICLE III hereof.

(c)     If not repaid sooner, all interest, principal and any other amounts outstanding under this Agreement shall be repaid in full on the Maturity Date.

(d)     Initially, the Maturity Date shall be May 1, 2016. The Maturity Date may be extended, at Borrower's option exercised by written notice provided on or before May 1, 2016, for an additional six (6) months to November 1, 2016, provided that, (i) on the Maturity Date (prior to giving effect to such extension) there exists no uncured Event of Default under the Loan; and (ii) the Borrower has paid to the Lender an extension fee in the amount of one percent (1.00%) of the then principal balance of the Loan.

ARTICLE III - INTEREST AND PRINCIPAL

3.1

Interest.

(a)     Interest shall be computed as set forth in Section 3.4.

(b)     Interest only  at the Applicable Rate on the unpaid outstanding principal balance of the Loan shall be payable in arrears on the first Business Day of each calendar month after the date hereof up to and including the Maturity Date in the amount of all interest accrued during the immediately preceding calendar month.  All payments on account of the Loan shall be made on the day when due in lawful money of the United States and shall be first applied to late charges, costs of collection or enforcement and other similar amounts due, if any, under the Note and any of the other Loan Documents, then to interest due and payable under the Note and the remainder to principal due and payable under the Note.  All payments due under the Note are to be made at such place as Lender may, from time to time, in writing designate.

(c)     The principal amount of the Note outstanding from time to time shall bear interest at the Applicable Rate until paid in full.  Except as provided in Section 3.2, the term "Applicable Rate" shall mean twelve percent (12.00%) per annum.

3.2

Late Charges and Default Interest Rate.

(a)

(a)     If (i) any payment under the Note or other Loan Documents are past due for ten (10) calendar days or more, or (ii) any other Event of Default occurs under the Note or other Loan Documents which is not cured within thirty (30) days after written notice thereof, then in such event the outstanding principal balance of the Loan shall bear interest during the period in which the Borrower is in default, or subsequent to the Maturity Date, at a rate of eighteen (18.00%) percent per annum, or, if such increased rate of interest may not be collected from the Borrower under applicable law, then at the maximum increased rate of interest, if any, which may be collected from the Borrower under applicable law ("Default Interest Rate").  If the Event of Default is capable of being cured but cannot be cured within thirty (30) days, interest shall not accrue at the Default Interest Rate if Borrower commences to cure the Event of Default within thirty (30) days and diligently and in good faith prosecutes the cure until completion.

(b)

(b)     In addition, a late charge ("Late Charge") of five percent (5.00%) of the amount of any monthly installment which is not paid on or within ten (10) days after the due date thereof shall be due and payable to Lender, without demand from Lender, to cover the extra expense involved in handling delinquent payments.  Additionally, if the balloon principal payment due under the Note is not paid when due, Borrower should also be obligated to pay Lender a Late Charge on said balloon payment without demand from Lender and without allowance for any grace period.  The acceptance of a Late Charge shall not constitute a waiver of any default then existing or thereafter arising under this Agreement.  Further, Lender's failure to collect a Late Charge at any time shall not constitute a waiver of Lender's right thereafter, at any time and from time to time (including upon acceleration of the Note or upon payment in full of the Loan), to collect any such previously uncollected Late Charge or to collect any subsequently accruing Late Charge.

3.3

Computation of Interest.

Interest on the Loan shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

3.4

Prepayments.

Borrower may prepay the Loan, in whole or in part, pursuant to the terms of Article 5 of the Note.

ARTICLE IV- GENERAL PROVISIONS APPLICABLE TO LOANS.

4.1.

Note.

The Loan shall be evidenced by a promissory note substantially in the form of Exhibit A hereto (the "Note").

4.2.

Fees.

Upon execution of this Agreement, Borrower will be obligated to pay to Lender those certain Loan related fees as set forth in the Note.

4.3.

Taxes.

All payments made by the Borrower under any Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding  net income taxes and franchise taxes  (imposed in lieu of net income taxes) imposed on the Lender as a result of a present or former connection between the Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Lender having executed, delivered or performed its obligations or received a payment under, or enforced, any Loan Document).  If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Lender hereunder or under the Note, the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in any Loan Document.  Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Lender a certified copy of an original official receipt received by the Borrower showing payment thereof.  If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure.  The agreements in this subsection shall survive the termination of this Agreement and the payment of the Note and all other amounts payable hereunder.

4.4.

Interest Reserve.

Until such time as the Loan has been repaid in full, the Borrower shall maintain an interest reserve with Lender in an amount of $10,000.00. Such interest reserve shall be pledged to Lender and Lender shall have a first priority lien thereon.

ARTICLE V - REPRESENTATIONS AND WARRANTIES

To induce the Lender to enter into this Agreement and to make the Loan, the Borrower hereby represents and warrants to the Lender that:

5.1.

Financial Condition.

The audited balance sheets of the Borrower as of December 31, 2014 and the related audited consolidated statements of operations, equity and cash flows for the fiscal year ended on such date, copies of which have heretofore been furnished to the Lender, are complete and correct and present fairly the consolidated financial condition and results of operations of the Borrower as of such dates. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved. The Borrower does not have any contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto.

5.2.

No Change.

Except as set forth in the financial statements referred to in subsection 5.1, since December 31, 2014 or in the attached schedule (a) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect, (b) no distributions have been paid or made upon the Beneficial Interests of the Borrower, and there has been no sale, transfer or other disposition or distribution by the Borrower of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person).

5.3.

Existence of the Borrower.

 The Borrower is a corporation validly existing under the laws of the State of Delaware.

5.4.

Intentionally Omitted.

5.5.

Intentionally Omitted.

5.6.

Intentionally Omitted.

5.7.

Power; Authorization; Enforceable Obligations.

The Borrower has the power and authority to make, deliver and perform its obligations under each of the Loan Documents, and to borrow thereunder and all necessary action has been taken to authorize the borrowings on the terms and conditions of the Loan Documents and to authorize the execution, delivery and performance of the Loan Documents.  No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person is or will be required in respect of the Borrower in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which it is a party.  This Agreement has been, and each Loan Document to which it is a party will be, duly executed and delivered on behalf of the Borrower.  This Agreement constitutes, and each Loan Document when executed and delivered, will constitute, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

5.8.

Compliance with Laws.

The Borrower is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect upon it.

5.9.

No Legal Bar.

The execution, delivery and performance of any Loan Document, the borrowings thereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

5.10.

No Material Litigation.

Except as previously advised to Lender in writing, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or against any of its properties or revenues (a) with respect to the Loan Documents or any of the transactions contemplated thereby, or (b) which could reasonably be expected to have a Material Adverse Effect upon the Borrower.

5.11.

No Default.

Except as set forth in the Borrower’s reports as filed with the Securities and Exchange Commission, the Borrower is not in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect.  No Default or Event of Default has occurred and is continuing.

5.12.

No Burdensome Restrictions.

No Requirement of Law or Contractual Obligation of the Borrower has a Material Adverse Effect upon the Borrower.

5.13.

Taxes.

The Borrower has filed or caused to be filed all tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower, as the case may be); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

5.14.

Federal Regulations; Investment Company Act; Other Regulations.

The Borrower is not subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness.  The Borrower is not an "investment company", or a company "controlled" by an "investment company'', within the meaning of the Investment Company Act of 1940, as amended. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors.  If requested by the Lender, the Borrower will furnish to the Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

5.15.

ERISA.

(a)

(a)     Except as set forth in the Borrower’s reports as filed with the Securities and Exchange Commission, each Plan has complied in all material respects with the applicable provisions of ERISA and the Code and Borrower has filed all reports required to be filed under ERISA and the Code with respect to each such Plan.  The Borrower has satisfied all material requirements imposed by ERISA and the Code with respect to the funding of all Plans except where the failure to file one or more reports will not have a material adverse effect on the ability of the Borrower to perform its obligations under this Agreement.

(b)

(b)     Except as set forth in the Borrower’s reports as filed with the Securities and Exchange Commission, neither a reportable event (as defined in Section 4043 of ERISA) which requires notification to the PBGC nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred or is occurring with respect to any Single Employer Plan established or maintained, or to which contributions have been made by Borrower or any Commonly Controlled Entity which would have a Material Adverse Effect.

(c)

(c)     Except as set forth in the Borrower’s reports as filed with the Securities and Exchange Commission, no events or conditions have occurred and are continuing which would permit any Plan to be terminated under circumstances which would cause the Lien provided under Section 4068 of ERISA to attach to any assets of the Borrower or any Commonly Controlled Entity.

(d)

(d)     Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw partially or completely from any Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made.  No such Multiemployer Plan is in Reorganization or Insolvent.

5.16.

Purpose of the Loan.

The proceeds of the Loan shall be used by the Borrower for general working capital, including to post deposits with vendors, purchase inventory and for closing fees.

5.17.

Insurance.

The Borrower maintains insurance with financially sound and reputable insurance companies on all of its properties in such amounts and against such risks (but, including in any event, product and environmental liability coverage) as are usually insured against by Persons engaged in the same or a similar business.

5.18.

Sanctioned Persons; Sanctioned Countries.

Neither the Borrower nor its Affiliates (i) is a Sanctioned Person or (ii) does business in a Sanctioned Country or with a Sanctioned Person in violation of the economic sanctions of the United States administered by OFAC.  The proceeds of any Loan will not be used to fund any operation in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.

ARTICLE VI- CONDITIONS

6.1

Conditions to Effectiveness of this Agreement.

The effectiveness of this Agreement is subject to the satisfaction on or prior to the Closing Date, of the following conditions precedent:

(a)

Loan Documents.  The Lender shall have received

(i)

(i)     this Agreement duly executed and delivered by the Borrower,

(ii)

(ii)     the Note duly executed by the Borrower,

(iii)

(iii)     the Security Agreement;

(iv)

(iv)     the interest reserve of $10,000.00;

(v)

(v)     Borrower's counsel's opinion of counsel concerning the Loan and the issuance of the Warrant; and

(vi)

(vi)     corporate resolutions authorizing the Loan.

(b)

No Violation.  The consummation of the transactions contemplated hereby shall not contravene, violate or conflict in any material respect with, nor involve the Lender in any violation of, any Requirement of Law.

(c)

Consents, Licenses and Approvals.  The Lender shall have received a certificate of the Borrower (i) attaching copies of all consents, authorizations and filings, if any, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance reasonably satisfactory to the Lender.

(d)

Issuance of Warrant to Lender.   Borrower agrees to execute and deliver to Lender at closing a warrant, on mutually acceptable terms and conditions, whereby Lender will be able to purchase up to 10,000 shares of the common stock of Borrower at a price of twelve dollars ($12.00) per share.  Borrower shall also deliver a customary corporate resolution to authorize the execution and delivery of the warrant to Lender.

(e)

Filings, Registrations and Recordings.  Any documents (including, without limitation, financing statements and filings under the Assignment of Claims Act of 1940) required to be filed, and any other actions required to be taken, under or in connection with any of the Loan Documents in order to create or confirm, in favor of the Lender, a perfected security interest in the collateral thereunder shall have been properly filed or taken, as the case may be, and the Lender shall have received evidence satisfactory to it of each such filing, registration, recordation or other action and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto.

(f)

Fees.  The Lender shall have received the fees to be received on the Closing Date referred to in this Agreement.

(g)

Legal Opinions.  The Lender shall have received the executed legal opinion by Olshan Frome Wolosky LLP, counsel to the Borrower, in form and substance satisfactory to the Lender.

ARTICLE VII - AFFIRMATIVE COVENANTS

The Borrower hereby agrees that, so long as any amount is owing to the Lender hereunder, the Borrower shall:

7.1.

Financial Statements.

Furnish to the Lender:

(a)

(a)     Annual financial statements of the Borrower (including detailed balance sheet, income statement, cash flow statement, and one-year income statement projections) to be received by Lender no later than one hundred five (105) days following Borrower’s fiscal year end.  These financial statements shall be prepared in accordance with sound accounting principles consistently applied and may be certified by a principal of Borrower.

(b)

(b)     Copies of the Borrower’s federal income tax returns, to be received by Lender within sixty (60) days of the date filed.

7.2.

Intentionally Omitted.

7.3.

Payment of Obligations.

Pay, discharge or otherwise satisfy at or before maturity or before they become  delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith, including by appropriate proceedings, and reserves, in conformity with GAAP with respect thereto, have been provided on the books of the Borrower.

7.4.

Continuity of Purpose and Maintenance of Existence.

Continue to engage in investment activities substantially as presently conducted by it and preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its activities; and comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

7.5.

Intentionally Omitted.

7.6.

Inspection of Property; Books and Records; Discussions; Audits.

Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made in all material respects of all dealings and transactions in relation to its investment activities; permit representatives of the Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be required, including, without limitation, any such visit, inspection or examination by the Lender in connection with any audit conducted by the Lender, and at which a representative of the Lender may be present, of the  books and records of the Borrower from time to time at the Lender's discretion, and to discuss the financial and other condition of the Borrower with the officers and employees of the Borrower and with its independent certified public accountants.

7.7.

Notices.

Promptly following Borrower's actual knowledge of same, give notice to the Lender of:

(a)

(a)     the occurrence of any Default or Event of Default;

(b)

(b)     any (i) default or event of default under any Contractual Obligation of the Borrower or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, would reasonably be expected to have a Material Adverse Effect;

(c)

(c)     any litigation or proceeding affecting the Borrower in which the amount involved is $25,000 or more and which is not covered by insurance or in which injunctive or similar relief is sought which, if granted, would reasonably be expected to have a Material Adverse Effect; and

the following events, as soon as possible and in any event within thirty (30) days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, or any withdrawal from, or the termination, Reorganization or Insolvency of any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan.

Each notice pursuant to this subsection shall be accompanied by a statement of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

7.2.

Further Assurances.

Execute any and all further documents, and take all further action which the Lender may reasonably request in order to effectuate the transactions contemplated by the Loan Documents. Without limiting the generality of the foregoing, such further documents and actions shall include the execution of agreements and instruments, and filing Uniform Commercial Code financing statements, in order to effectuate the transactions contemplated by this Agreement and in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created by the Loan Documents.

ARTICLE VIII- NEGATIVE COVENANTS

The Borrower hereby agrees that, so long as any amount remains outstanding under this Agreement, the Borrower shall not:

8.1.

Limitations on Fundamental Changes.

Liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property or assets without the prior written consent of the Lender.

8.2.

Transactions with Affiliates.

Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate, unless such transaction is in the ordinary course of, and pursuant to the reasonable requirements of, the Borrower's business, is in good faith and is upon fair and reasonable terms no less favorable to the Borrower than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

ARTICLE IX- EVENTS OF DEFAULT

9.1.

Bankruptcy  etc.

If the Borrower shall commence any case, proceeding or other action under any existing or future law of any jurisdiction,  domestic or foreign, relating  to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or (a) seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (b) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Borrower shall make a general assignment for the benefit of its creditors; or (c) there shall be commenced against the Borrower any case, proceeding or other action of a nature referred to in clause (a) or (b) above which (i) results in the entry of an order for relief or any such adjudication or appointment or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (d) there shall be commenced against the Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (e) the Borrower shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a), (b), (c), or (d) above; all other amounts owing under this Agreement and the Note shall immediately become due and payable without the need for any notice or other action by the Lender.

9.2.

Other Events.

If any of the following events shall occur and be continuing:

(a)

The Borrower shall fail to pay any principal of or interest on the Note or any fee or other amount payable hereunder when due in accordance with the terms thereof or hereof; or

(b)

Any representation or warranty made or deemed made by the Borrower herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or other Loan Document shall prove to have been incorrect and the subject of that breach of representation or warranty has a Material Adverse Effect on or as of the date made or deemed made; or

(c)

The Borrower shall default in the observance or performance of any agreement contained in ARTICLE VIII of this Agreement; or

(d)

The Borrower shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Documents (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of ninety (90) days; or

(e)

(i)  Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, or (ii) any other event or condition shall occur or exist, with respect to a Plan; and in each case in clauses (i) and (ii)  above, such event or condition, together with all other such events or conditions, if any, could, in the reasonable judgment  of the Lender, subject the Borrower to any tax, penalty or other liabilities that in the aggregate could reasonably be expected to have a Material Adverse Effect; or

(f)

One or more judgments or decrees shall be entered against the Borrower involving in the aggregate a liability (not paid or fully covered by insurance) of $150,000.00 or more and (i) all such judgments  or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof or (ii) the judgment creditors with respect to such judgments  or their successors or assigns shall have commenced enforcement proceedings, which enforcement proceedings shall have remained unstayed for 20 consecutive days; or

(g)

The Borrower shall so assert or the security interests created by any Loan Document shall cease for any reason, unless caused by the action or inaction of the Lender, to be enforceable and of the same effect and priority purported to be created thereby;

then, and in any such event, the Lender may by notice of default to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Note to be due and payable forthwith, whereupon the same shall immediately become due and payable.

Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

ARTICLE  X- MISCELLANEOUS

10.1

 Amendments  and Waivers.

Neither this Agreement, the Note, or any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection.  The Lender and the Borrower may, from time to time, enter into written amendments, supplements or modifications hereto and to the Note and the other Loan  Documents for the purpose of adding any provisions to this Agreement, the Note or the other Loan Documents or changing in any manner the rights of the Lender or of the Borrower hereunder or thereunder.  The Lender may, from time to time, execute written instruments waiving, on such terms and conditions as the Lender may specify in such instrument, any of the requirements of this Agreement, the Note or the other Loan Documents or any Default or Event of Default and its consequences.  In the case of any waiver, the Borrower and the Lender shall be restored to their former position and rights hereunder and under the outstanding Note and any other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.  Lender shall have the right to charge a fee with respect to any amendment or waiver granted hereunder.

10.2

 Notices.

All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of a nationally recognized courier service, one (1) Business Day after delivery to such courier service, or three (3) business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by certified mail, postage prepaid return receipt requested addressed as follows in the case of the Borrower and the Lender or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Note:

The Borrower:

Trans-Lux Corporation

445 Park Avenue, Suite 2001

New York, New York 10022

Attention:  Robert Conologue

With a copy to:

Olshan Frome Wolosky LLP

65 East 55th Street

New York, New York 10022

Attention:  Jason S. Saltsberg, Esq.

The Lender:

BFI Capital Fund II, LLC

c/o Bridge Funding Inc.

545 Fifth Avenue, Suite 403

New York, New York 10017

Attention:  Lawrence I. Linksman

With a copy to:

Granoff, Walker and Forlenza, P.C.

747 Third Avenue, 4th Floor

New York, New York 10017

Attention:

Lee A. Forlenza, Esq.,

provided that any notice, request or demand to or upon the Lender pursuant to Articles 2, 3 or 4 shall not be effective until received.

10.3

 No Waiver; Cumulative Remedies.

No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

10.4

 Survival of Representations and Warranties.

All representations and warranties made hereunder or under any other Loan Document and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Note.

10.5

 Payment of Expenses and Taxes.

The Borrower agrees (a) to pay or reimburse the Lender for all its reasonable out-of-pocket costs and expenses, which such costs shall not exceed $7,500.00, incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Note, and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, provided that any legal fees of the Lender shall be limited to the reasonable fees and disbursements of counsel to the Lender, (b) to pay or reimburse the Lender for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Note, the other Loan Documents and any such other documents, provided that any legal fees of the Lender shall be limited to the reasonable fees and disbursements of counsel to the Lender, and (c) to pay, indemnify, and hold the Lender harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise  and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Note, the  other Loan Documents and any such other documents.  The agreements in this subsection shall survive repayment of the Note and all other amounts payable hereunder.

10.6

 Indemnification.

The Borrower will defend, indemnify, and hold harmless the Lender, its subsidiaries, shareholders, employees, agents, attorneys, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to, (a) the execution, delivery, enforcement, performance and administration of any Loan Document, (b) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Materials of Environmental Concern which is at, in, on, under, about, from or affecting the Borrower's property for which the Borrower is in any way responsible, (c) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such materials, (d) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such materials, or (e) any violation or alleged violation of any Environmental Laws by the Borrower.  The Borrower shall not, without the prior written consent of the Lender, effect any settlement of any pending or threatened proceeding, claim or action against the Lender, in respect of which the Lender or its parent, subsidiaries, affiliates, employees, agents, officers or directors is a party or would be entitled to seek indemnification hereunder, unless such settlement includes an unconditional release of the Lender and its parent, subsidiaries, affiliates, employees, agents, attorneys, officers or directors from all liability on claims that are the subject matter of such claim, action or other proceeding and is otherwise acceptable to the Lender and its counsel, in their sole discretion.  Provided, that the Borrower shall have no obligation hereunder to the Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Lender. The agreements in this subsection shall survive repayment of the Note and all other amounts payable hereunder.

10.7

 Successors and Assigns; Participations; Purchasing Lender.

(a)

(a)     This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender, all future holders of the Note and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender.

(b)

(b)     The Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to the Lender, the Note held by the Lender or any other interest of the Lender hereunder and under the other Loan Documents.  In the event of any such sale by the Lender of participating interests to a  Participant, the Lender's obligations under this Agreement to the Borrower shall remain unchanged, the Lender shall remain solely responsible for the performance thereof, the Lender shall remain the holder of the Note for all purposes under this Agreement and the other Loan Documents, and the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations and the rights of the Participants under this Agreement and the other Loan Documents.  The Borrower agrees that if amounts outstanding under this Agreement and the Note are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement and the Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that such Participant shall only be entitled to such right of set-off if it shall have agreed in the agreement pursuant to which it shall have acquired its participating interest to share with the Lender the proceeds thereof as provided in this Agreement.  The Borrower also agrees that each Participant shall be entitled to the benefits of subsections 10.5 and 10.6 with respect to its participation in the Loans outstanding from time to time; provided, that no Participant shall be entitled to receive any greater amount pursuant to such subsections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

(c)

(c)     The Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more additional banks or financial institutions ("Purchasing Lender") all or any part of its rights and obligations under the Loan Documents.

(d)

(d)     The Borrower authorizes the Lender to disclose to any Participant or Purchasing Lender (each, a "Transferee") and any prospective Transferee any and all financial information in the Lender's possession concerning the Borrower and its Affiliates which has been delivered to the Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to the Lender by or on behalf of the Borrower in connection with the Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

(e)

(e)     Nothing herein shall prohibit the Lender from pledging or assigning the Note to any Federal Reserve Lender in accordance with applicable law.

10.8

 Counterparts; Facsimile, E-Mail and Electronic Signatures.

This Agreement may be executed in any numbers of counterparts, each of which shall be an original and all of which shall together constitute one and the same instrument.  It shall not be necessary for any counterpart to bear the signature of all parties hereto.  This Agreement and any amendments and ancillary documents hereto, to the extent signed and delivered by means of e-mail or other electronic transmission (collectively, “E-Mail”) shall be treated in all manner and respects as an original document and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  No signatory to this document shall raise the use of E-Mail to deliver a signature or the fact that any signature or this document was transmitted or communicated through the use of E-Mail as a defense to the formation or enforceability of this Agreement and each such party forever waives any such defense.

10.9

Severability.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.10

Integration.

This Agreement and the other Loan Documents represent the agreement of the Borrower and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

10.11

GOVERNING  LAW.

THE LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10.12

Submission to Jurisdiction; Waivers.

The Borrower hereby irrevocably and unconditionally:

(a)

submits for itself and its property in any legal action or proceeding relating to the Loan Documents, or for recognition and enforcement of any judgment  in respect thereof, to the non-exclusive general jurisdiction  of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)

consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)

agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in this Agreement or at such other address of which the Lender shall have been notified pursuant thereto;

(d)

agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)

waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any punitive  damages.

10.13

 Acknowledgements.

The Borrower hereby acknowledges that:

(a)

(a)     it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents;

(b)

(b)     the Lender does not have any fiduciary relationship to the Borrower, and the relationship between the Lender, on one hand, and the Borrower, on the other hand, is solely that of debtor and creditor; and

(c)

(c)     no joint venture exists between the Lender and the  Borrower.

10.14

 USA PATRIOT ACT NOTICE

Lender hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies them, which information includes their name and address and other information that will allow Lender to identify them in accordance with the Patriot Act.

10.15

 WAIVERS OF JURY TRIAL.

THE BORROWER AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THE LOAN DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

TRANS-LUX CORPORATION

By:  /s/ Robert J. Conologue

     __________________________________

     Robert J. Conologue, Authorized Signatory

By:  /s/ J.M. Allain

     __________________________________

     J.M. Allain, Authorized Signatory

ACCEPTED:

BFI CAPITAL FUND II, LLC

By:  /s/

       __________________________________

Exhibit A

Form of Note

PROMISSORY NOTE

up to $1,500,000.00

April 23, 2015

FOR VALUE RECEIVED, TRANS-LUX CORPORATION, a New York corporation, as maker, having an address at 445 Park Avenue, Suite 2001, New York, New York 10022 ("Borrower" or “the Borrower”), hereby unconditionally promises to pay to the order of BFI CAPITAL FUND II, LLC, a Delaware limited liability company, its successors and/or assigns, as payee, with an address c/o Bridge Funding Inc., 545 Fifth Avenue, Suite 403, New York, New York 10017 ("Lender"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of up to ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00) (the "Principal Indebtedness"), in lawful money of the United States of America with interest thereon or on so much thereof as may have been so advanced, to be computed from the date of this promissory note (the "Note") at the Applicable Interest Rate (defined below), and to be paid in installments as follows:

ARTICLE 1.  PAYMENT TERMS

Upon execution of this Note, Borrower is paying an interest payment representing the interest due from the date of this Note to the last day of April, 2015; payments of interest only shall be due and payable commencing June 1, 2015 and on the same day of each calendar month thereafter up to and including the 1st day of May, 2016 (the "Maturity Date"; the period from the date hereof to the Maturity Date is hereinafter referred to as the “Term”), when a balloon principal payment of $1,500,000.00, plus any accrued interest and other note related charges shall be due and owing, unless earlier repaid pursuant to the terms of that certain credit agreement between the Borrower and the Lender dated as of April 23, 2015 (the “Credit Agreement”).

Interest on the principal sum of this Note shall be calculated on the basis of a year consisting of 360 days and shall be charged for the actual number of days elapsed.

ARTICLE 2.  INTEREST

The term "Applicable Interest Rate" as used in the Security Instrument (defined below) and this Note shall mean twelve and 00/100 percent (12.00%).

ARTICLE 3.     DEFAULT AND ACCELERATION

(a) The whole of the principal sum of this Note, (b) interest, default interest, late charges and other sums, as provided in this Note, the Security Instrument (defined below) or the Other Security Documents (defined below), (c) all other monies agreed or provided to be paid by Borrower in this Note, the Security Instrument or the Other Security Documents, (d) all sums advanced pursuant to the Security Instrument to protect and preserve the Property (defined below) and the lien and the security interest created thereby, and (e) all sums advanced and costs and expenses incurred by Lender in connection with the Debt (defined below) or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender (all the sums referred to in (a) through (e) above shall collectively be referred to as the "Debt") shall without notice become immediately due and payable at the option of Lender if any payment required in this Note (monetary default)  is not paid on or prior to the tenth (10th) day after the date when any monthly payment is due or on the Maturity Date or, on the happening of any other default (non-monetary default), after the expiration of any notice and applicable grace periods herein or under the terms of the Security Instrument or any of the Other Security Documents (collectively, an "Event of Default").

ARTICLE 4.     DEFAULT INTEREST

Upon the occurrence of an uncured Event of Default, Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at a rate of eighteen percent (18.00%) per annum or the maximum rate allowed to be charged by law, whichever is lower (the "Default Rate").  The Default Rate shall be computed from the occurrence of the uncured Event of Default until the earlier of (i) the date prior to the day upon which the Event of Default is cured, or (ii) the date upon which the Debt is paid in full.  Interest calculated at the Default Rate shall be added to the Debt, and shall be deemed secured by the Security Instrument.

THE BORROWER SPECIFICALLY ACKNOWLEDGES AND AGREES THAT THE DEFAULT RATE OF INTEREST REFERRED TO IN THIS NOTE AND AS CONTRACTED BY THE PARTIES SHALL SURVIVE THE ENTRY OF ANY MONETARY JUDGMENT AND/OR JUDGMENT OF FORECLOSURE, AS APPLICABLE.  THE DEFAULT RATE OF INTEREST SHALL BE IMPOSED AND CONTINUE TO ACCRUE UNTIL SUCH TIME AS ANY MONETARY JUDGMENT AND/OR JUDGMENT OF FORECLOSURE, ENTERED IN CONNECTION WITH THE UNDERLYING DEBT HAS BEEN PAID AND SATISFIED IN FULL.

AS SUCH, THE STATUTORY JUDGMENT INTEREST RATE SET FORTH IN NEW YORK CPLR SECTION 5004 IS INAPPLICABLE; RATHER, THE DEFAULT RATE OF INTEREST SET FORTH HEREIN SHALL REMAIN IN EFFECT AND BE IMPOSED SUBSEQUENT TO THE ENTRY OF ANY MONETARY JUDGMENT AND/OR JUDGMENT OF FORECLOSURE.

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THE BORROWER FURTHER SPECIFICALLY ACKNOWLEDGES AND AGREES THAT THE APPLICABILITY OF THE DEFAULT RATE OF INTEREST, PURSUANT TO THIS NOTE AND AS CONTRACTED BY THE PARTIES, SUBSEQUENT TO THE ENTRY OF ANY MONETARY JUDGMENT AND/OR JUDGMENT OF FORECLOSURE, IS A DIRECT INDUCEMENT AND CONSIDERATION FOR THE LENDER TO ENTER INTO THIS NOTE.  THE BORROWER HAS KNOWINGLY WAIVED THE APPLICABLITY OF THE STATUTORY JUDGMENT RATE SET FORTH IN NEW YORK CPLR SECTION 5004 OR ANY OTHER RELEVANT CIVIL STATUTE, SUBSEQUENT TO THE ENTRY OF A MONETARY JUDGMENT AND/OR JUDGMENT OF FORECLOSURE.

ARTICLE 5.     PREPAYMENT

Borrower may prepay the whole of the Principal Indebtedness, together with accrued and unpaid interest thereon, computed through the last day of the month of prepayment, at any time upon five (5) days written notice to Lender (the "Prepayment Date").  If this Note is not prepaid in whole on the Prepayment Date, Borrower may subsequently prepay this Note at any time by providing Lender with a new written notice.

Notwithstanding the foregoing, in the event this Note is prepaid prior to the date that is three (3) months from the date hereof, Borrower shall pay to Lender, as a prepayment penalty, the amount which is equal to interest due for a period of three (3) months from the date hereof with credit given to Borrower for any interest paid to Lender through the date of prepayment.

This Article 5 shall apply in all cases of prepayment, whether voluntary or involuntary, by operation of law or otherwise, or due to the Lender's exercise of its acceleration rights or any other remedies available to the Lender under the Security Instrument, the Other Security Documents, at law or in equity.

ARTICLE 6.  SECURITY

This Note is secured by the Security Instrument (the "Security Instrument") and the Other Security Documents. The term "Other Security Documents" as used in this Note shall mean all and any of the documents other than this Note or the Security Instrument, now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of this Note  Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, executors and administrators.

All of the terms, covenants and conditions contained in the Security Instrument and the Other Security Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.

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ARTICLE 7.  COMPLIANCE WITH USURY LAWS

It is the intention of the parties to conform strictly to the usury laws, whether state or federal, that are applicable to this Note. All agreements between Borrower and Lender, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Lender, or collected by Lender, for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein, the Security Instrument or any of the Other Security Documents exceed the maximum amount permissible under applicable federal or state usury laws. If under any circumstances whatsoever fulfillment of any provision hereof, the Security Instrument or any of the Other Security Documents, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances Lender shall ever receive an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Security Instrument and/or the Other Security Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on behalf of Borrower. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of this Note so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof and thereof. The terms and provisions of this Article shall control and supersede every other provision of all agreements between Borrower and Lender and any endorser or guarantor.

ARTICLE 8.  LATE CHARGE

If any monthly payment under this Note is not received by the Borrower hereof within ten (10) days after the payment is due, the Borrower shall pay to the Lender a late charge of five percent (5.00%) of such payment, such late charge to be immediately due and payable without demand by Borrower. If the balloon payment due under this Note upon the Maturity Date, by acceleration or otherwise, is not made upon the Maturity Date, the Borrower shall pay to the Lender a late charge of five percent (5.00%) of such balloon payment, such late charge to be immediately due and payable without demand by the Lender and without allowance for any grace period.

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ARTICLE 9.  NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 10.  JOINT AND SEVERAL LIABILITY

If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

ARTICLE 11.  WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind.  Borrower further absolutely, unconditionally and irrevocably waives any and all right to assert or interpose any defense (other than the final indefeasible payment in full of this Note), setoff, counterclaim or cross-claim of any nature whatsoever unless compulsory and/or mandatory. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Security Instrument or the Other Security Documents made by agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Security Instrument or the Other Security Documents.  No notice to or demand on Borrower shall be deemed to be a waiver of the obligations of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Security Instrument or the Other Security Documents.  If the Borrower is a partnership, the agreements contained herein shall remain in full force and effect, notwithstanding any changes in the individuals or entities comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and its partners shall not thereby be released from any liability.  If the Borrower is a corporation, the agreements contained herein shall remain in full force and effect notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternate or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder.  If the Borrower is a limited liability company, the agreements herein contained shall remain in full force and effect, notwithstanding any changes in the individuals or entities comprising the limited liability company and the term "Borrower," as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and its members shall not be released from any liability.  (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company which may be set forth in the Security Instrument or any Other Security Document.)

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ARTICLE 12.  REPRESENTATIONS AND WARRANTIES

Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

Borrower is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Borrower has been initiated.

No petition in bankruptcy has ever been filed by or against Borrower in the last seven (7) years, and Borrower, in the last seven (7) years, has not made any assignment for the benefit of creditors or taken advantage of any insolvency act or any act for the benefit of debtors.

Borrower (a) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the State where it conducts business; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to carry on its business as now conducted and proposed to be conducted.  This Note was made pursuant to all necessary resolutions and consents of the shareholders, directors, members and managers, as the case may be, of Borrower.

ARTICLE 13.  TRANSFER

Subject to Section 10.7(b) of the Credit Agreement, upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Security Instrument and the Other Security Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

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ARTICLE 14.  WAIVER OF TRIAL BY JURY

BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THIS NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THIS NOTE, THIS NOTE, THE SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

ARTICLE 15.  AUTHORITY

Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note and the Other Security Documents to which it is a party and that this Note and such Other Security Documents constitute valid and binding obligations of Borrower.

ARTICLE 16.  APPLICABLE LAW

This Note shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

ARTICLE 17.  SERVICE OF PROCESS

With respect to any claim or action arising hereunder or under the Security Instrument or the Other Security Documents, Borrower (a) irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County and the United States District Court for the Southern District of New York and for the judicial district in which the Property is located, and any appellate courts from any thereof, (b) irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating to this Note brought in any such court, and (c) irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. In any such proceeding Borrower irrevocably consents to service of process by certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

Nothing in this Note shall be deemed to preclude Lender from effecting service of process in any manner permitted by law or bringing an action or proceeding with respect hereto in any other jurisdiction.

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ARTICLE 18.  COUNSEL FEES

In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees and disbursements for the services of external or in-house counsel whether or not suit is brought.

ARTICLE 19.  NOTICES

All notices shall be in writing and shall be deemed to have been properly given (i) upon delivery, if delivered in person, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:

Trans-Lux Corporation

445 Park Avenue, Suite 2001

New York, New York 10022

Attention: Robert Conologue

With a copy to:

Olshan Frome Wolosky LLP

65 East 55th Street

New York, New York 10022

Attention:  Jason S. Saltsberg, Esq.

If to Lender:

BFI Capital Fund II, LLC

c/o Bridge Funding Inc.

545 Fifth Avenue, Suite 403

New York, New York 10017

Attention:  Lawrence I. Linksman

With a copy to:

Granoff, Walker & Forlenza, P.C.

747 Third Avenue, Suite 4C

New York, New York 10017

Attention:  Lee A. Forlenza, Esq.,

or addressed as such party may from time to time designate by written notice to the other parties.

Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

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"Business Day" shall mean a day upon which commercial banks are not authorized or required by law to close in New York, New York.

ARTICLE 20.  COUNTERPARTS; FACSIMILE, E-MAIL

AND ELECTRONIC SIGNATURES

This Note may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one and the same instrument. It shall not be necessary for any counterpart to bear the signature of all parties hereto. This Note and any amendments and ancillary documents hereto, to the extent signed and delivered by means of e-mail or other electronic transmission (collectively, “E-Mail”) shall be treated in all manner and respects as an original document and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this document shall raise the use of E-Mail to deliver a signature or the fact that any signature or this document was transmitted or communicated through the use of E-Mail as a defense to the formation or enforceability of this Note and each such party forever waives any such defense.

ARTICLE 21.  FEES AND EXPENSES

Borrower shall pay (on the date of the funding of this Note, and thereafter, as the case may be) all reasonable costs and expenses incurred by Lender or any of its affiliates, including, without limitation, (i) all documentation and diligence fees and expenses, (ii) all search, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-closing UCC and judgment and tax lien searches), (iii) all audit (internal and external) fees and expenses, (iv) all internal collateral and portfolio management fees and expenses, and (v) all external attorneys' fees and expenses, but only to the extent incurred by Lender or any of its affiliates after an Event of Default or incurred by Lender in connection with (a) any effort to enforce, protect or collect payment of any indebtedness due under this Note or to enforce this Note, the Security Instrument or the Other Security Documents, (b) the administration of this Note, the Security Instrument or the Other Security Documents, including without limitation, any wire transfer fees or audit (internal and external) expenses; (c) instituting, maintaining, preserving, enforcing and foreclosing on Lender's security interests or liens in the Property or secured by the Other Security Documents, whether through judicial proceedings or otherwise, (d) defending or prosecuting any actions, claims or proceedings arising out of or relating to Lender's transactions with Borrower unless there is a final, non-appealable judgment by a court which finds Lender to have acted in gross negligence or willful misconduct in connection therewith, or (e) any modification, restatement, supplement, amendment, waiver or extension of this Note, the Security Instrument or the Other Security Documents, and all of the same may be charged to Borrower's account with reasonable prior written notice to the Borrower and shall be part of the Debt.  In addition and without limiting the foregoing, Borrower shall pay all taxes (other than taxes based upon or measured by Lender's income or revenues or any personal property tax), if any, in connection with the issuance of the Note and the recording of the Security Instrument and/or the Other Security Documents.

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ARTICLE 22.  TRANSFER OF NOTE

A holder of this Note may transfer this Note to a new holder, or may exchange this Note for notes of different denominations by surrendering this Note to the Borrower duly endorsed for transfer or accompanied by a duly executed instrument of transfer naming the new holder (or the current holder if submitted for exchange only), together with written instructions for the issuance of one or more new notes specifying the respective principal amounts of each new note and the name of each new holder and each address therefor.  The Borrower shall simultaneously deliver to such holder or its designee such new notes, and shall mark the surrendered Note as canceled.  A holder may assign all or a portion of this Note to an affiliate of Lender or Lender's successors and/or assigns and upon written request of Lender, Borrower shall issue such new notes specifying the respective principal amounts of each new note and the name of each holder and each address therefore.  Upon receipt of the executed new notes, Lender shall promptly mark this Note "cancelled" and forward same to the Borrower.  Notwithstanding anything to the contrary contained herein, Lender agrees that during the term of this Note there shall only be a single servicer of this Note.

ARTICLE 23.   REPLACEMENT OF LOST NOTE

Upon receipt of evidence reasonably satisfactory to Borrower of the mutilation, destruction, loss or theft of this Note and the ownership thereof, Borrower shall, upon the written request of the holder of this Note, execute and deliver in replacement thereof a new note in the same form, in the same original principal amount and dated the same date as this Note so mutilated, destroyed, lost or stolen; and this Note so mutilated, destroyed, lost or stolen shall then be deemed no longer outstanding hereunder.  If this Note being replaced has been mutilated, it shall be surrendered to Borrower; and if this Note has been destroyed, lost or stolen, such holder shall furnish the Borrower with an indemnity in writing to save it harmless in respect of such replaced note.

ARTICLE 24.   SUCCESSORS AND ASSIGNS

This Note shall be binding upon and inure to the benefit of Lender and its successors and assigns.  Borrower may not delegate its duties hereunder.

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ARTICLE 25.

Intentiionally Omitted

ARTICLE 26. OPTION TO EXTEND

Borrower shall have the option (the “Option”) to extend the term of this Note for a period of six (6) months from the Maturity Date, such that the extended maturity date (the "Extended Maturity Date"), if applicable, shall be November 1, 2016.  The additional six (6) month is referred to herein as the "Option Period". Borrower must give written notice to Lender within thirty (30) days prior to the Maturity Date; provided, however, that in order to exercise the Option, the following additional terms and conditions must be fully complied with: (a) there shall exist no monetary default or event which, with notice or the expiration of any applicable grace period, would be deemed a default or an Event of Default under this Note or under any of the documents executed in connection herewith, both at the time of notice and at the Maturity Date, (b) there shall have been no adverse change in the status of Borrower, at the time of notice or at the Maturity Date, (c) all of the representations and warranties of Borrower, made herein, in the Security Instrument or any of the Other Security Documents shall be true, correct and complete, both at the time of notice and at the Maturity Date,  and (d) Borrower shall have no further right to extend the term of this Note. In the event Borrower does exercise the Option, Borrower must pay Lender a $15,000.00 fee for the Option exercised, which shall be due and payable at the time Borrower provides written notice of its intent to exercise the six (6) month Option. Interest during the Option Period shall be payable monthly on the first day of each month as accrued, at the Applicable Interest Rate.  Borrower shall have the right to prepay the whole or any part of this note, at any time during the Option Period, together with accrued and unpaid interest thereon, computed through the last day of the month of prepayment, on thirty (30) days’ prior written notice to Lender.  During the Option Period, the Applicable Interest Rate shall be twelve and 00/100 percent (12.00%) per annum.

ARTICLE 27.  FUNDING

Notwithstanding anything to the contrary set forth in this Note, the Security Instrument or the Other Security Documents.  Borrower acknowledges and agrees that upon the funding of this Note, Lender shall only be obligated to fund an initial $500,000.00 of the Principal Indebtedness less $10,000.00 (which amount represents the agreed upon original issue discount due Lender for funding this Note).  Borrower further acknowledges and agrees that it shall be responsible for paying interest on the funded amount of the Principal Indebtedness (inclusive of such original issue discount) and that the funded amount of the Principal Indebtedness (inclusive of such original issue discount) is to be repaid to Lender at the earlier of a) the Maturity Date; b) the prepayment of this Note; or c) the acceleration of this Note due to a default hereunder or under either the Security Instrument or the Other Security Documents.  Borrower further acknowledges and agrees that any subsequent funding by the Lender of the Principal Indebtedness up to a total of $1,500,000.00, shall be strictly conditioned upon Lender's ability to find participant(s) for the loan which is the subject of the Credit Agreement.  Additionally, any further fundings of the Principal Indebtedness shall also be subject to an original issue discount of 1.00%

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ARTICLE 28.  LIQUIDATION PREFERENCE

Upon the earlier of the Maturity Date, as may be extended pursuant to Article 26, or the repayment of the Principal Indebtedness (whether by prepayment, at maturity or otherwise, and whether voluntary or involuntary), the Borrower shall also pay to Lender a Liquidation Preference in the amount of $15,000.00.

IN WITNESS WHEREOF, Borrower has duly executed this Note the day and year first above written.

TRANS-LUX CORPORATION

By:  /s/  Robert J. Conologue

     __________________________________

     Robert J. Conologue, Authorized Signatory

By:  /s/  J.M. Allain

     __________________________________

     J.M. Allain, Authorized Signatory

STATE OF NEW YORK

COUNTY OF NEW YORK

On the 23rd day of April, 2015, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert J. Conologue and J.M. Allain, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacities, and that by their signatures on the instrument, the individuals, or the persons upon behalf of which the individuals acted, executed the instrument.

/s/ Loretta Peters

_____________________________

Notary Public

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SECURITY AGREEMENT

SECURITY AGREEMENT, dated April 23, 2015, between TRANS-LUX CORPORATION, a New York corporation (the "Debtor") with an address at 445 Park Avenue, Suite 2001, New York, New York 10022 and BFI CAPITAL FUND II, LLC, a Delaware limited liability company (the "Secured Party"), with an address c/o Bridge Funding Inc., 545 Fifth Avenue, Suite 403, New York, New York 10017.

WHEREAS, the Debtor has entered into a Credit Agreement dated April 23, 2015 (as amended and in effect from time to time, the "Credit Agreement"), with the Secured Party, pursuant to which the Secured Party, subject to the terms and conditions contained therein, is to make a loan to the Debtor; and

WHEREAS, it is a condition precedent to the Secured Party's making any loans or otherwise extending credit to the Debtor under the Credit Agreement that the Debtor execute and deliver to the Secured Party a security agreement in substantially the form hereof (the "Agreement"); and

WHEREAS, the Debtor wishes to grant a security interest in favor of the Secured Party as herein provided;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. The term "State," as used herein, means the State of New York. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. The term "Obligations," as used herein, means all of the indebtedness, obligations and liabilities of the Debtor to the Secured Party, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Credit Agreement, any promissory notes or other instruments or agreements executed and delivered pursuant thereto or in connection therewith or this Agreement, and the term "Event of Default," as used herein, means the failure of the Debtor to pay or perform any of the Obligations as and when due to be paid or performed under the terms of the Credit Agreement.

2.

Grant of Security Interest. The Debtor hereby grants to the Secured Party, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Secured Party the following properties, assets and rights of the Debtor, wherever located, whether now owned or existing or hereafter created or acquired or arising; and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"): inventory. The Secured Party acknowledges that the attachment of its security interest in any additional commercial tort claim as original collateral is subject to the Debtor's compliance with Section 4.7.

3.

Authorization to File Financing Statements. The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party's written request.

4.

Other Actions. To further the attachment, perfection and priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in the Collateral, and without limitation on the Debtor's other obligations in this Agreement, the Debtor agrees, in each case at the Debtor's expense, to take the following actions with respect to the following Collateral:

4.1.

Promissory Notes and Tangible Chattel Paper. If the Debtor shall at any time hold or acquire any promissory notes or tangible chattel paper in connection with the Collateral, the Debtor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

4.2.

Deposit Accounts. For each deposit account that the Debtor at any time opens or maintains, the Debtor shall, at the Secured Party's written request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (a) cause the depositary bank to comply at any time with instructions from the Secured Party to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the Debtor, or (b) arrange for the Secured Party to become the customer of the depositary bank with respect to the deposit account, with the Debtor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw funds from such deposit account. The Secured Party agrees with the Debtor that the Secured Party shall not give any such instructions or withhold any withdrawal rights from the Debtor, unless an Event of Default has occurred and is continuing, or would occur, if effect were given to any withdrawal not otherwise permitted by the Loan Documents. The provisions of this paragraph shall not apply to (i) any deposit account for which the Debtor, the depositary bank and the Secured Party have entered into a cash collateral agreement specially negotiated among the Debtor, the depositary bank and the Secured Party for the specific purpose set forth therein, (ii) a deposit account for which the Secured Party is the depositary bank and is in automatic control, and (iii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Debtor's salaried employees.

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4.3.

Investment Property. If the Debtor shall at any time hold or acquire any certificated securities representing the Collateral, the Debtor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. If any securities now or hereafter acquired by the Debtor representing Collateral are uncertificated and are issued to the Debtor or its nominee directly by the issuer thereof, the Debtor shall immediately notify the Secured Party thereof and, at the Secured Party's written request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (a) cause the issuer to agree to comply with instructions from the Secured Party as to such securities, without further consent of the Debtor or such nominee, or (b) arrange for the Secured Party to become the registered owner of the securities. If any securities representing Collateral, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Debtor are held by the Debtor or its nominee through a securities intermediary or commodity intermediary, the Debtor shall immediately notify the Secured Party thereof and, at the Secured Party's written request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Secured Party to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Secured Party to such commodity intermediary, in each case without further consent of the Debtor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Secured Party to become the entitlement holder with respect to such investment property, with the Debtor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw or otherwise deal with such investment property. The Secured Party agrees with the Debtor that the Secured Party shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Debtor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Secured Party is the securities intermediary.

4.4.

Collateral in the Possession of a Bailee. If any Collateral is at any time in the possession of a bailee, the Debtor shall promptly notify the Secured Party thereof and, at the Secured Party's written request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party, and that such bailee agrees to comply, without further consent of the Debtor, with instructions from the Secured Party as to such Collateral. The Secured Party agrees with the Debtor that the Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Debtor with respect to the bailee.

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4.5.

Electronic Chattel Paper and Transferable Records. If the Debtor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with respect to the Collateral the Debtor shall promptly notify the Secured Party thereof and, at the written request and option of the Secured Party, shall take such action as the Secured Party may reasonably request in writing to vest in the Secured Party control, under Section 9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Secured Party agrees with the Debtor that the Secured Party will arrange, pursuant to procedures satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party's loss of control, for the Debtor to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Debtor with respect to such electronic chattel paper or transferable record.

4.6.

Letter-of-Credit Rights. If the Debtor is at any time a beneficiary under a letter of credit with respect to the Collateral, the Debtor shall promptly notify the Secured Party thereof and, at the written request and option of the Secured Party, the Debtor shall, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Secured Party of the proceeds of the letter of credit, or (ii) arrange for the Secured Party to become the transferee beneficiary of the letter of credit, with the Secured Party agreeing, in each case, that the proceeds of the letter to credit are to be applied to reduce the Obligations.

4.7

Commercial Tort Claims. If the Debtor shall at any time hold or acquire a commercial tort claim with respect to the Collateral, the Debtor shall immediately notify the Secured Party in a writing signed by the Debtor of the particulars thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

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4.8.

Other Actions as to Any and All Collateral. The Debtor further agrees, at the written request and option of the Secured Party, to take any and all other actions the Secured Party may determine to be necessary or useful for the attachment, perfection and priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Debtor's signature thereon is required therefor, (b) causing the Secured Party's name to be noted as secured party on any certificate of title for a titled good, subject to senior liens, if any, if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

5.

Intentionally Omitted.

6.

Representations and Warranties Concerning Debtor's Legal Status. The Debtor represents and warrants to the Secured Party as follows: (a) the Debtor's exact legal name is that indicated on the Credit Agreement and on the signature page hereof, (b) the Debtor is an organization of the type, and is organized in the jurisdiction set forth in the Credit Agreement, (c) the Credit Agreement accurately sets forth the Debtor's place of business or, if more than one, its chief executive office, as well as the Debtor's mailing address, if different, and (d) all other information set forth in the Credit Agreement pertaining to the Debtor is accurate and complete.

7.

Covenants Concerning Debtor's Legal Status. The Debtor covenants with the Secured Party as follows: (a) without providing at least 30 days’ prior written notice to the Secured Party, the Debtor will not change its name, its place of business or, if more than one, its chief executive office, or its mailing address, or its federal organizational identification number if it has one, (b) if the Debtor does not have an organizational identification number and later obtains one, the Debtor shall forthwith notify the Secured Party of such organizational identification number, and (c) without providing at least thirty (30) days’ prior written notice to the Secured Party, the Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

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8.

Representations and Warranties Concerning Collateral, etc. The Debtor further represents and warrants to the Secured Party as follows: (a) the Debtor is the owner of or has other rights in or power to transfer the Collateral, free from any right or claim or any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Credit Agreement, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in Section 9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the Debtor holds no commercial tort claim except as indicated in Section 4.7, if any, and (e) the Debtor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

9.

Covenants Concerning Collateral, etc. The Debtor further covenants with the Secured Party as follows: (a) the Collateral, to the extent not delivered to the Secured Party pursuant to Section 4, will be kept at the locations set forth in the Credit Agreement and the Debtor will not remove the Collateral from such locations, without providing at least thirty (30) days’ prior written notice to the Secured Party other than the sale of inventory in the ordinary course of business, (b) except for the security interest herein granted, the Debtor shall be the owner of the Collateral free from any right or claim of any other person, lien, security interest or other encumbrance, and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (c) the Debtor shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any person, other than the Secured Party, (d) the Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) the Debtor will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located, (f) the Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower), (g) the Debtor will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) the Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales of inventory in the ordinary course of business, and (ii) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment consistent with past practices.

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10.

Insurance.

10.1.

Maintenance of Insurance. In accordance with the Credit Agreement, the Debtor will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Debtor will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Secured Party. In addition, all such insurance shall be payable to the Secured Party as loss payee under a "standard" or "New York" loss payee clause. Without limiting the foregoing, the Debtor will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law, and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Debtor; business interruption insurance; and product liability insurance.

10.2.

Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (i) so long as no Event of Default has occurred and is continuing, may be disbursed to the Debtor for direct application by the Debtor solely to the repair or replacement of the Debtor's property so damaged or destroyed, and (ii) in all other circumstances, be held by the Secured Party as cash collateral for the Obligations. The Secured Party may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Secured Party may reasonably prescribe, for direct application by the Debtor solely to the repair or replacement of the Debtor's property so damaged or destroyed, or the Secured Party may apply all or any part of such proceeds to the Obligations.

10.3.

Continuation of Insurance. In the event of failure by the Debtor to provide and maintain insurance as herein provided, the Secured Party may, at its option, provide such insurance and charge the amount thereof to the Debtor. The Debtor shall furnish the Secured Party with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

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11.

Collateral Protection Expenses; Preservation of Collateral.

11.1.

Expenses Incurred by Secured Party. In the Secured Party's discretion, if the Debtor fails to do so, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The Debtor agrees to reimburse the Secured Party within fifteen (15) days of written demand for all expenditures so made. The Secured Party shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Event of Default.

11.2.

Secured Party's Obligations and Duties. Anything herein to the contrary notwithstanding, the Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

12.

Securities and Deposits. The Secured Party may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Secured Party may, following and during the continuance of an Event of Default, demand, sue for, collect, or make any settlement or compromise which it deems desirable and is consistent with the Uniform Commercial Code of the State with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, if an Event of Default has occurred and is continuing, any deposits or other sums at any time credited by or due from the Secured Party to the Debtor may at any time be applied to or set off against any of the Obligations then due and owing.

13.

Notification to Account Debtors and Other Persons Obligated on Collateral. If an Event of Default shall have occurred and be continuing, the Debtor shall, at the written request and option of the Secured Party, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party's agent therefor, and the Secured Party may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Debtor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Debtor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Debtor as trustee for the Secured Party without commingling the same with other funds of the Debtor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Secured Party to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

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14.

Power of Attorney.

14.1.

Appointment and Powers of Secured Party. The Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in the Secured Party's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Debtor, without notice to or assent by the Debtor, to do the following:

(a)

upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party reasonably deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein, in order to effect the intent of this Agreement, all at least as fully and effectively as a reasonable and competent debtor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state, local or other agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon reasonably adequate written notice to the Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities, and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

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(b)

to the extent that the Debtor's authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Debtor's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Debtor's name such financing statements and amendments thereto and continuation statements which may require the Debtor's signature.

14.2.

Ratification by Debtor. To the extent permitted by law, the Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

14.3.

No Duty on Secured Party. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for the Secured Party's own recklessness, gross negligence or willful misconduct.

15.

Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon the Debtor have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require the Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Debtor's principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Debtor at least ten (10) Business Days’ prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Debtor hereby acknowledges that ten (10) Business Days’ prior written notice of such sale or sales shall be reasonable notice. In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party's rights and remedies hereunder, including, without limitation, its right following an uncured Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

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16.

Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Debtor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral.  The Debtor acknowledges that the purpose of this Section 16 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party's duties under the Uniform Commercial Code or other law of the State or any other relevant jurisdiction in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 16. Without limitation upon the foregoing, nothing contained in this Section 16 shall be construed to grant any rights to the Debtor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 16.

17.

No Waiver by Secured Party, etc. The Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

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18.

Suretyship Waivers by Debtor. The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11.2. The Debtor further waives any and all other suretyship defenses.

19.

Marshalling. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

20.

Proceeds of Dispositions; Expenses. If an Event of Default has occurred and is continuing, the Debtor shall pay to the Secured Party within fifteen (15) days of written demand any and all reasonable expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Secured Party may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Debtor. In the absence of final payment and satisfaction in full of all of the Obligations, the Debtor shall remain liable for any deficiency.

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21.

Overdue Amounts. In the event of an uncured and continuing default in payment, until paid, all amounts overdue and payable by the Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Note made pursuant to the Credit Agreement.

22.

Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Debtor agrees that any action or claim arising out of, or any dispute in connection with, this Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Debtor by mail at the address specified in Paragraph 19 of the Credit Agreement. The Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

23.

Waiver of Jury Trial. THE DEBTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF. The Debtor (i) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement, and (ii) acknowledges that, in entering into the Credit Agreement and the other documents in connection therewith to which the Secured Party is a party, the Secured Party is relying upon, among other things, the waivers and certifications contained in this Section 23.

24.

Release.  Upon payment in full of the Obligations, the Secured Party shall release the liens and security interest created by this Agreement.

25.

Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtor acknowledges receipt of a copy of this Agreement.

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IN WITNESS WHEREOF, the Debtor has caused this Agreement to be duly executed as of the date first above written.

TRANS-LUX CORPORATION

By:  /s/ Robert J. Conologue

     __________________________________

     Robert J. Conologue, Authorized Signatory

By:  /s/ J.M. Allain

     __________________________________

     J.M. Allain, Authorized Signatory

ACCEPTED:

BFI CAPITAL FUND II, LLC

By:  /s/

      _________________________________

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